Future Receivables Sale and Purchase Agreement Requirements: Please review and verify your bank account information where indicated, or if it is missing, fill in the correct information on page 17of the agreement. MAKE SURE ALL THE REFERENCES ARE FILLED OUT ON THE PAGE 20 Please return: CC Processing Statement or A/R Report Proof of business that has the company EIN for confirmation (IRS Doc, K-1, Tax return) No notary needed just clear signed documents Please fill in the below: Merchant contact information: Name: LEE WILLIS CHANGCHOON Email: wlee@emmauslifesciences.com Preferred phone number: Docusign Envelope ID: 62EC8948-0F72-4681-B513-2E1ADF5283F0 Exhibit 10.52

PURCHASE PRICE: PURCHASED AMOUNT: SPECIFIED PERCENTAGE: INITIAL INSTALLMENT: TOTAL FEES: NET AMOUNT: $ 675,000.00 $ 938,250.00 20% $ 52,125.00 $ 33,800.00 $ 388,075.00 FOR THE SELLER #1 By: Name: LEE WILLIS CHANGCHOON Title: Owner/Agent/Manager FOR THE SELLER #2 By: Name: Title: Email: wlee@emmauslifesciences.com Business Phone: Email: Business Phone: *Accurate contact information is required to provide the Seller with important information regarding the Agreement. OWNER/GUARANTOR #2 By: Name: LEE WILLIS CHANGCHOON SSN: Phone: Address: By: Name: SSN: Phone: Address: 500 WEST PUTNAM AVENUE SUITE 400, GREENWICH, CT 06830 FUTURE RECEIVABLES SALE AND PURCHASE AGREEMENT This Future Receivables Sale and Purchase Agreement (the “Agreement”), dated 09/30/2025 ,by and between I Fund Experts (the “Purchaser”) and the seller(s) listed herein(collectively, the "Seller”) (all capitalized terms shall have the meanings ascribed to them below): Business Legal Name: EMMAUS MEDICAL INC D/B/A: Form of Business Entity: CORPORATION EIN #: 06-1708146 Physical Address:21250 HAWTHORNE BLVD STE 800 , TORRANCE CA 90503 Mailing Address: Docusign Envelope ID: 62EC8948-0F72-4681-B513-2E1ADF5283F0 Guarantor #1 Initials: [ ] Guarantor #2 Initials: [ ]

WHEREAS, the purpose of this Agreement is to set forth the terms and conditions in relation to the purchase of future receivables from the Seller; WHEREAS, the Seller is entering into this Agreement voluntarily and has had ample opportunity to review this Agreement prior to executing it; NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and for other valuable consideration, the sufficiency of which is agreed to by the parties hereto, the Purchaser and the Seller (collectively, the Parties”), hereby agree as follows: BASIC TERMS AND DEFINITIONS. I. “Applicable Fees”: all initial costs and fees that Seller agrees to pay to the Purchaser as consideration. The total sum of the Applicable Fees shall be deducted from the Purchase Price prior to Seller receiving the funds from the Purchase Price (as defined below); “Bank Change Fee”: In the event the Seller requests a change in bank accounts for the ACH payments, a $50.00 bank change fee shall be added; “Wire Fee”: In the event a Seller shall request a Fed Wire, a $50.00 wire fee shall be added; “ACH Program Fee”: The total amount per month Seller shall pay for the duration of the Agreement towards the ACH Program; “UCC Filing Fee”: The total amount Seller shall reimburse Purchaser for the UCC filing associated with this Agreement; “Collection Fees and Costs”: In the event the Seller or Guarantor breaches the terms of this Agreement, the Seller and/or Guarantor shall be liable for Purchaser’s reasonable attorney’s fees and costs of collection and/or to enforce any term in the Agreement, in addition to any other damages awarded by a court. “Bank Holiday”: Business Days (as defined below) in which major banks are closed for business; “Business Day”: Monday through Friday, with the exception of bank holidays; “Daily Receipts”: the amount of Future Receipts (as defined below) received by Seller on a daily basis; “Effective Date”: the date set forth in the preamble of this Agreement; “Future Receipts”: all of the Seller’s receipts of monies for the sale of its goods and services after the Effective Date of this Agreement; “Net Amount”: the consideration transferred to Seller after the Applicable Fees, Origination Fees, and/or the Prior Balance (as defined below) are deducted; “Obligations”: the terms and conditions the Purchaser is bound to under this Agreement; “Origination/Underwriting Fee”: the agreed upon fee between the Seller and a third-party Broker, which shall be deducted from the Net Amount. This fee is to cover the expenses associated with origination, underwriting and related expenses pursuant to this Agreement. If for any reason the Purchaser, in their sole capacity, decides to cancel the deal, the Parties agree the Seller is still responsible for this fee; “Parties”: collectively, the Purchaser, Merchant, Personal Guarantor and Seller; “Prior Balance”: Outstanding balance on a previous executed Agreement between the Parties; “Purchased Amount”: the total amount of the Specified Percentage of the Future Receipts that the Seller shall be under obligation to deliver and permit Purchaser to debit pursuant to this Agreement; “Purchase Price”: the total amount that the Purchaser has agreed to pay for the Purchased Amount; “Scheduled Remittance”: the fixed amount that the Parties agree to be a good faith approximation of the Specified Percentage (as defined below) of the Seller’s Daily Receipts. Scheduled Remittance shall begin on 09/30/2025and be processed daily. In the event a Scheduled Remittance is due on a banking holiday, Purchaser shall schedule an additional payment on the previous business day prior to said banking holiday; “Specified Percentage”: [ 20% ] % of each and every sum from sales made by the Seller of Future Receipts. “Total Fees”: the total of all fees deducted or withheld at disbursement. “Closing Costs”: the total of the Applicable Fee, the Prior Balance and the Origination Fee, II. TERM. This Agreement does not have a fixed duration and shall expire upon the date when the Purchased Amount and all other sums due to the Purchaser are paid in full (“Expiration Date”). III. SALE OF PURCHASED FUTURE RECEIPTS. Seller hereby irrevocably assigns, transfers and conveys onto Purchaser all of the Seller’s right, title and interest in the Specified Percentage of the Future Receipts until the Purchased Amount shall have been delivered by Seller to Purchaser (“Purchased Future Receipts”). This sale of the Purchased Future Receipts is made without express or implied warranty to Purchaser of collectability of the Purchased Future Receipts by Purchaser and without recourse against Seller and/or Guarantor(s), except as specifically set forth in this Agreement. By virtue of this Agreement, Seller transfers to Purchaser full and complete ownership of the Purchased Future Receipts and Seller retains no legal or equitable interest therein. IV. PAYMENT OF PURCHASE PRICE. As good faith consideration, Purchaser agrees to pay to Seller the Purchase Price, less any Applicable Fees, Prior Balance (if applicable) and Origination Fees, upon execution of this Agreement. V. USE OF PURCHASE PRICE. Seller hereby acknowledges and understands that: (i) Purchaser’s ability to collect the Docusign Envelope ID: 62EC8948-0F72-4681-B513-2E1ADF5283F0 Guarantor #1 Initials: [ ] Guarantor #2 Initials: [ ]

Docusign Envelope ID: 62EC8948-0F72-4681-B513-2E1ADF5283F0

Purchased Amount (or any portion thereof) shall be contingent upon Seller's continued operation of its business and successful generation of the Future Receipts until the Purchased Amount is delivered to Purchaser in full; and (ii) in the event of decreased efficiency or total failure of Seller's business, Purchaser's receipt of the full or any portion of the Purchased Amount may be delayed indefinitely. Based upon the forgoing, Seller agrees to use the Purchase Price exclusively for the benefit and advancement of Seller's business operations and for no other purpose.

**VI. INITIAL DAILY INSTALLMENTS OF PURCHASED AMOUNTS.** The Purchased Amount shall be delivered by the Seller to the Purchaser daily in the amount of the Initial Daily Installment on each Business Day commencing on the Effective Date. In the event a Scheduled Remittance is due on a Bank Holiday in which Purchaser's ACH processor does not process payments, Purchaser shall schedule an additional ACH payment on the Business Day immediately preceding said Bank Holiday.

**VII. APPROVED BANK ACCOUNT AND CREDIT CARD PROCESSOR(S).** During the term of this Agreement, the Seller shall: (i) deposit all Future Receipts into one (and only one) bank account, which shall be preapproved by the Purchaser (the "Approved Bank Account"); (ii) use one (and only one) credit card processor, which shall be preapproved by the Purchaser (the "Approved Processor"); and (iii) deposit all credit card receipts into the Approved Bank Account. In the event the Approved Bank Account or Approved Processor shall become unavailable or shall cease to operate during the term of this Agreement, Seller shall arrange for another Approved Bank Account or Approved Processor within twenty-four (24) hours.

**VIII. AUTHORIZATION TO DEBIT APPROVED BANK ACCOUNT.** The Seller hereby authorizes the Purchaser to initiate electronic payments or ACHdebits from the Approved Bank Account in the amount of the Initial Daily Installment on each BusinessDaycommencingon theEffective Date untilthe PurchaserreceivesthefullPurchasedAmount. The Parties agree that the Seller shall provide Purchaser with all access code(s) for the Approved Bank Account.

**IX. FEES ASSOCIATED WITH DEBITING APPROVED BANK ACCOUNT.** All fees, charges and expenses incurred by either Party due to rejected electronic checks, failed ACH debit attempts, overdrafts or rejections by Seller's banking institution shall be the sole responsibility of the Seller.

**X. RECONCILIATION.**

**a. <u>Seller'sRightforReconciliation.</u>** ThePartieseachacknowledgeandagreethat:

- **i.** If at any time during the term of this Agreement Seller shall experience unforeseen decreases to their Daily Receipts, the Seller shall have the right, at its sole and absolute discretion, to request a modification to their Scheduled Remittance.
- **ii.** Such modification to their Scheduled Remittance (the "Reconciliation") shall be performed by the Purchaser within five (5) Business Days following the written request by Seller for said Reconciliation.

**b. <u>ReconciliationProcedure.</u>**

- i. Seller shall submit a written request for Reconciliation via email accounting@IFundExperts.com with the subject line, "REQUEST FOR RECONCILIATION";
- **ii.** Said written request shall include a copy of the Seller's most recent bank statement and credit card processing statement;
- iii. ThePurchaser shallhave five (5)Business Daysto reviewtheRequestforReconciliation.

**a. <u>Warranties.</u>** The Seller shall have the right to request Reconciliation as many times during the term of this Agreement as it deems proper. Nothing set forth in this Agreement shall be deemed to provide the Seller with the right to interfere with the Purchaser's right and ability to debit the Approved Bank Account while the request for Reconciliation is pending oruntil the Purchased Amount is collected by the Purchaser in full; or modify the amount of the Initial Daily Installment for any calendar month without prior approval of all Parties.

**XI. SELLER'S RIGHT TO ACCELERATE REMITTANCE OF THE OUTSTANDING PORTION OF THE PURCHASED AMOUNT OF FUTURE RECEIPTS ("OUTSTANDING PAFR").**

**a.** Sellershallhavetheright, atanytime afterreceipt ofthePurchase Priceand uponobtaining Purchaser'spriorwritten consent to accelerate the delivery of the undelivered portion of the Purchased Amount of Future Receipts (the "Outstanding PAFR") so long as:

- i. The Outstanding PAFR is paid in full;
- ii. such notice shall be in writing stating the exact amount due and delivery date of payment; and
- iii. Initial Daily Installments continue as schedule until the Outstanding PAFR is paid to the Purchaser.

b. Upon proper delivery of the Outstanding PAFR to Purchaser and written confirmation by Purchaser, Seller's

Page 3 of 21 Guarantor #1 Initials: [ ] Guarantor #2 Initials: [ ]

Docusign Envelope ID: 62EC8948-0F72-4681-B513-2E1ADF5283F0

obligations to the Purchaser shall be deemed completed and fulfilled.

**XII. PURCHASER'S RIGHTS AND OBLIGATIONS UPON RECEIPT OF OUTSTANDING PAFR.**

**a.** Purchaser shall notify the Approved Bank Account and cease Initial Daily Installments or Adjusted Daily Installments payments to Purchaser's bank account within three (3) business days.

**b.** In the event Purchaser shall receive Initial Daily Installments or Adjusted Daily Installments after the Accelerated Delivery Date, Purchaser shall immediately:

i. Return to Seller the total sum of the Initial Daily Installments or Adjusted Daily Installment payments received after the delivery of the Outstanding PAFR to Purchaser; or

**ii.** Apply the total sum of the Initial Daily Installments or Adjusted Daily Installments received by Purchaser after the Accelerated Delivery Date toward Seller's outstanding financial obligations to Purchaser existing as of the Accelerated Delivery Date.

**c.** Seller acknowledges and agrees that the Purchaser shall have the right to apply the total sum of the Initial Daily Installments or Adjusted Daily Installments received by the Purchaser after the Accelerated Delivery Date toward Seller's outstanding financial obligations between the Parties.

**XIII. RISK SHARING ACKNOWLEDGMENTS AND ARRANGEMENTS.** The Parties each hereby acknowledge and agree that:

a. The Purchased Future Receipts represent a portion of Seller's Future Receipts.

**b.** This Agreement consummates the sale of the Purchased Future Receipts at a discount, not the borrowing of funds by the Seller from Purchaser. Purchaser does not charge the Seller and will not collect from the Seller any interest on the monies used by the Purchaser for the purchase of the Purchased Future Receipts.

c. The period of time that it will take the Purchaser to collect the Purchased Amount is not fixed, is unknown to both Parties at this time and will depend on the success of the Seller's business.

**d.** The amount of the Initial Daily Installment is calculated based upon the information concerning an average amount of Daily Receipts collected by the Seller's business immediately prior to the Effective Date of this Agreement, as well as representations regarding the Seller's estimated Future Receipts provided by the Seller to the Purchaser.

e. The amount of Seller's future Daily Receipts may increase or decrease over time.

**f.** Seller may not be in breach or in default of this Agreement in the event the full Purchased Amount is not remitted because the Seller's business went bankrupt or otherwise ceased operations in the ordinary course of business.

**i.** EXCEPTION: Seller will be deemed in breach or in default if the Seller's business goes bankrupt or ceases operations due to the Seller's willful or negligent mishandling of its business or Seller purposefully failing to comply with the obligations or this Agreement.

g. The Purchaser agrees to purchase the Purchased Future Receipts knowing the Seller's business may slow down or fail.

**h.** The Purchasers assumes the risk based exclusively upon the information provided to it by the Seller and is detrimentally relying on the Seller's representations, warranties and covenants contained in this Agreement.

**i.** The Purchaser hereby acknowledges and agrees that Seller may be excused from performing its obligations under this Agreement in the event Seller's business ceases its operations exclusively due to the following (collectively, the "Valid Excuses"):

**i.** Adverse business conditions that occurred for reasons outside of Seller's control and are not due to Seller's willful or negligent mishandling of its business;

ii. Loss of the premises where the business operates due to force majeure, provided that the Seller does not continue or resume business operations in another location;

**iii.** Seller's bankruptcy, so long as the Seller did not fraudulently, willfully or negligently refuse to disclose proper documentation to the Purchaser prior to the execution of this Agreement; or

iv. Force majeure.

**d.** The Purchaser reserves the right to apply monies received pursuant to this Agreement first toward any fees and then toward the Purchased Amount.

**e.** The Parties agree that the Purchase Price is paid to the Seller in consideration for the acquisition of the Purchased Future Receipts and that payment of the Purchase Price by the Purchaser is not intended to be, nor shall it be construed as a loan from the Purchaser to the Seller that requires absolute and unconditional repayment on a specified maturity date. The Purchaser's ability to receive the Purchased Amount is conditional upon the performance of the Seller's business.

**f.** In the event a court shall determine that the Purchaser has charged or received interest hereunder in excess of the highest rate allowed by law, the rate of such interest received by the Purchaser shall automatically be reduced to the maximum rate permitted by applicable law and the Purchaser shall promptly refund to the Seller any excess interest remitted.

**XIV. APPLICABLE FEES.** The Parties acknowledge the Applicable Fees were agreed upon prior to the Seller entering into this

Page 4 of 21 Guarantor #1 Initials: [ ] Guarantor #2 Initials: [ ]

Docusign Envelope ID: 62EC8948-0F72-4681-B513-2E1ADF5283F0 Agreement, were subject to arms-length negotiations between the Parties and a detailed list of the Applicable Fees is set forth in Exhibit A of this Agreement. XV. ORIGINATION FEE. To the extent that the Seller has agreed to a Broker Fee with a third-party broker, the Seller hereby requests and agrees for the Purchaser to withhold the Broker Fee from the Purchase Price and for the Purchaser to pay the third-party broker directly as per the directive in Rider 3. XVI. NO OTHER REDUCTIONS OF PURCHASE PRICE. The Seller hereby: Agrees to pay the Applicable Fee, the Prior Balance and the Origination Fee (collectively, the “Closing Costs”) in full; Authorizes the Purchaser to apply a portion of the Purchase Price due to the Seller toward satisfaction of the Seller’s obligation to pay the Closing Costs by deducting them from the Purchase Price prior to delivering it to the Seller; Agrees that deduction of the Closing Costs from the Purchase Price shall not be deemed a reduction of the Purchase Price. XVII. REPRESENTATIONS, WARRANTIES & COVENANTS. The Seller represents and warrants that as of the Effective Date and during the term of this Agreement: Financial Condition and Financial Information. The Seller’s bank and financial statements furnished to the Purchaser, along with any future statements which may be furnished hereafter, fairly represent the financial condition of the Seller on the date the statements are issued. Prior to the execution of this Agreement, there has been no material adverse changes, financial or otherwise, in the operation or ownership of the Seller. The Seller has a continuing, affirmative obligation to advise the Purchaser of any material adverse change in its financial condition, operation or ownership and/or banking log-in credentials. The Purchaser may request the Seller’s bank statements at any time until the Purchased Future Receipts are remitted to the Purchaser and the Seller shall provide such information to the Purchaser within five (5) business days. The Seller’s failure to provide such information or blocking access to the Approved Bank Account is deemed a material breach of this Agreement. Governmental Approvals. The Seller is in compliance and shall remain in compliance with all applicable laws and has the proper valid permits, authorizations and licenses to own, operate and lease its properties and to conduct the business in which its presently engaged. Good Standing. The Seller is a corporation/limited liability company/limited partnership/or other type of entity (“business entity”) that is in good standing and duly incorporated or otherwise organized and validly existing under the laws of its jurisdiction of incorporation or organization, and has the full power and authority necessary to carry its business as it is now being conducted. In the event the business entity is dissolved for any reason, the Seller shall advise the Purchaser within five (5) business days prior to the dissolution for any reason. This Agreement shall remain in full effect despite the dissolution of the business entity and any subsequent business entities formed by the Seller(s) may be responsible for the Purchased Future Receipts. Authorization. The Seller represents has all requisite power to execute, delivery and perform this Agreement and consummate the transactions contemplated hereunder. The Seller also represents and warrants that entering into this Agreement will not result in the breach, violation or default under any other agreement or instrument by which the Seller is bound; nor are any statutes, rules, regulations, orders or other laws to which the Seller is subject to. The Seller further represents and warrants that entering into this Agreement does not require the obtaining of any consent, approval, permit or license from any governmental authority having jurisdiction over the Seller. All organization and other proceedings required to be taken by the Seller to authorize the execution, delivery and performance of this Agreement have already been taken. The Personal Guarantor signing this Agreement on behalf of the Sellers has full power and authority to bind the Seller to perform its obligations under this Agreement. Accounting Records and Tax Returns. The Seller will treat the receipt of the Purchase Price and payment of the Purchased Amount in a manner evidencing sale of its future receipts in its accounting records and tax returns and further agrees that the Purchaser is entitled to audit the Seller’s accounting records and tax returns upon reasonable notice in order to verify compliance. The Seller hereby waives any rights of privacy, confidentiality or taxpayer privilege in any litigation or arbitration arising out of this Agreement in which the Seller asserts that this transaction is anything other than a sale of future receipts. Taxes; Workers Compensation Insurance. The Seller has paid and will continue to promptly pay, when due, all taxes, including, without limitation, income, employment, sales and use taxes imposed upon the Seller’s business by law. The Seller further asserts they will maintain workers compensation insurance required by applicable governmental authorities. Guarantor #1 Initials: [ ] Guarantor #2 Initials: [ ]

Docusign Envelope ID: 62EC8948-0F72-4681-B513-2E1ADF5283F0 No Diversion of Future Receipts. The Seller shall not allow any event to occur that would cause a diversion of any portion of the Seller’s Future Receipts from the Approved Bank Account or Approved Processor without the Purchaser’s written permission. Change of Name of Location. The Seller, any successor-in-interest of the Seller and the Guarantor shall not conduct Seller’s business under any name other than those disclosed to the Approved Processor and the Purchaser. The Seller shall not change or transfer ownership or change its place of business without obtaining prior written consent of the Purchaser. Prohibited Business Transactions. The Seller shall not: transfer or sell all or substantially all of its assets without first obtaining prior written consent of the Purchaser. No Closing of the Business. The Seller will not sell, dispose, transfer or otherwise convey all or substantially all of its business or assets without first: (i) obtaining the express prior written consent of the Purchaser; and (ii) upon obtaining written consent, providing the Purchaser with a copy of the executed Agreement between the Seller and the third-party. The Seller agrees that until the Purchaser shall receive the Purchased Amount in full, the Seller will not voluntarily close its business either temporarily for repairs, renovations or any other purpose; or permanently. In the event repairs or renovations are required as per legal authorities having jurisdiction over the Seller’s business or such closing is necessitated by circumstances outside of the Seller’s reasonable control, the Seller shall provide the Purchaser with written notice as soon as the Seller is aware. No Pending Bankruptcy. As of the Effective Date, the Seller is not insolvent, has not filed, does not contemplate filing any petition for bankruptcy protection. There has been no involuntary bankruptcy petition brought or pending against the Seller. The Seller represents hat it has not consulted with a bankruptcy attorney on the issue of filing bankruptcy or some other insolvency proceeding within six months immediately preceding the Effective Date of this Agreement. Unencumbered Future Receipts. The Seller has and will continue to have good, complete and marketable title to all Future Receipts, free and clear of any and all liabilities, liens, claims, changes, restrictions, conditions, options, rights, mortgages, security interests, equities, pledges and encumbrances of any kind or nature whatsoever or any other rights or interests other than by virtue of entering into this Agreement. Seller specifically warrants and represents that it is not currently bound by the terms of any future receivables or factoring agreement which may encumber in any way the Future Receipts. No Stacking. The Seller shall not enter into any third-party agreement which may encumber on the Future Receipts purchased by the Purchaser. Business Purpose. The Seller is entering into this Agreement solely for business purposes and not as a consumer for personal, family or household purposes. No Default Under Contracts with Third-Parties. The Seller’s execution and/or performance of its obligations under this Agreement will not cause or create an event of default by the Seller under any contract in which Seller is or may be a party to. Right of Access. The Seller hereby grants the Purchaser the right to enter, without prior notice, the premises of the Seller’s business for the purpose of inspecting or checking the Seller’s transaction processing terminals to ensure the terminals are properly programmed to submit and/or batch Seller’s daily receipts to the Approved Processor and to ensure that the Seller has not violated any provisions of this Agreement. The Seller hereby grants the Purchaser access to the Seller’s employees, records and all other items located at the Seller’s place of business during the term of this Agreement. Seller hereby agrees to provide the Purchaser any and all information concerning the Seller’s business operations, banking relationships, names and contact information of the Seller’s suppliers, vendors and landlord(s) and allows the Purchaser to contact said third-parties at any time. Phone Recordings. The Parties agree that any call between the Parties and its owners, managers, employees, and agents may be recorded and/or monitored. The Seller acknowledges and agrees that the Seller may be contacted by the Purchaser or any of their authorized representatives at any time regarding the performance of the Seller’s obligations pursuant to this Agreement. The Seller further acknowledges and agrees they will not claim that such communications are unsolicited or inconvenient. Authorized Representative. The Parties agree and acknowledge the signatories to this Agreement are authorized to make managerial and financial decisions on behalf of the Seller with respect to this Agreement and have such knowledge, experience and skill in financial and business matters, thus having the capability of evaluating the merits and risks of this Agreement. Guarantor #1 Initials: [ ] Guarantor #2 Initials: [ ]

Docusign Envelope ID: 62EC8948-0F72-4681-B513-2E1ADF5283F0 Attorney Representation. The Sellers acknowledge and agree that they had read and fully understand the content of this Agreement; had the opportunity to consult with Seller’s own counsel in connection with entering into this Agreement; and had made sufficient inquiries to determine this Agreement is fair and reasonable to the Seller. No Additional Fees Charged. The Parties agree other than the Closing Costs, if any, the Purchaser is not charging any additional fees to the Seller. XVIII. PLEDGE OF SECURITY The Purchaser reserves the right to file a UCC-1 lien at any time during the course of this Agreement. Pledge. As security for the prompt and complete payment and performance of any and all liabilities, obligations, covenants or agreements of the Seller pursuant to this Agreement (collectively, the “Obligations”), the Seller hereby pledges, assigns and hypothecates to the Purchaser (the “Pledge”) and grants to the Purchaser a continuing, perfected and first priority lien upon and security interest in all of the Seller’s rights, titles and interest in all accounts, including, but not limited to: deposit accounts, accounts receivables, other receivables, chattel paper, documents, equipment, general intangibles, instruments and inventory (collectively, the “Collateral”), whether now existing or hereinafter acquired. Termination of the Pledge. Upon the payment in full of the Obligations by the Seller, the security interest in the Collateral pursuant to this Pledge shall automatically terminate without any further act of either Party and all rights to the Collateral shall revert back to the Seller. Upon Seller’s request, the Purchaser will execute, acknowledge and deliver such satisfactions, releases and termination statements, in writing. Representations. The Seller hereby represents and warrants to the Purchaser that the execution, delivery and performance by the Seller of this Pledge, and the remedies in respect to the Collateral under this Pledge: Are duly authorized; Do not require the approval of any governmental authority or any other third-party; Do not and shall not violate or result in the breach of any provision of law or regulation, any order or decree of any court or other governmental authority; or Do not violate, result in the breach of or constitute a default under, or conflict with any indenture, mortgage, deed of trust, agreement or any other instrument to which the Seller is a party or by which any of the Seller’s assets are bound. Further Assurances. Upon the request of the Purchaser, the Seller, at its sole cost and expense, shall execute and deliver all such further UCC-1s, continuation statements, assurances and assignments of the Collateral and any other documents the Purchaser may request in order to more fully effectuate the purposes of this Pledge and the assignment of the Collateral to obtain the full benefits of this Pledge and the rights and powers herein created. XIX. DEFAULTS AND REMEDIES. a. Events of Default. The Seller is deemed to have constituted an “Event of Default” if: viii. The Seller shall violate any term, condition or covenant in this Agreement governing the Seller’s obligations of timely delivery of the Initial Daily Installments or Adjusted Daily Installments to the Purchaser; The Seller shall violate any term, condition, or covenant in this Agreement in regard to any other sums due for any reason whatsoever other than as the result of the Seller’s business ceasing its operations exclusively due to any of the Valid Excuses; Seller knowingly or willfully provides incorrect, false or misleading information to the Purchaser at any time; The Seller shall violation any term, condition or covenant in this Agreement; The Seller uses multiple depository accounts without obtaining prior written consent of the Purchaser; The Seller fails to deposit any portion of its Future Receipts into the Approved Bank Account; The Seller changes the Approved Bank Account or Approved Processor without obtaining prior written consent of the Purchaser; The Seller interferes with the Purchaser’s collection of the Initial Daily Payments or Adjusted Daily Payments, including, but not limited to the Seller interfering with ACH Payments; Two (2) or more ACH transactions attempted by the Purchaser are rejected by the Seller’s Bank; The Seller takes on additional financing (known as “Stacking”) at any times after the Effective Date and prior to the final payment pursuant to this Agreement; or The Guaranty shall for any reason cease to be in full force and effect. b. Seller’s Obligations Upon Default. Upon occurrence of an Event of Default due to the Seller’s breach of its obligations Guarantor #1 Initials: [ ] Guarantor #2 Initials: [ ]

Docusign Envelope ID: 62EC8948-0F72-4681-B513-2E1ADF5283F0 under this Agreement, the Seller shall immediately deliver to the Purchaser the entire unpaid portion of the Purchased Amount. The Seller shall also pay to the Purchaser any reasonable expenses incurred by the Purchaser in connection with recovering the monies due to the Purchaser pursuant to this Agreement, including, without limitation, the cost of retaining collection firms and reasonable attorneys’ fees and disbursements (collectively, “Reasonable Damages”). The entire sum due shall bear simple interest from the Default Date until it is paid in full, at a rate of Nine Percent (9%) per annum, with interest accruing daily. c. Remedies. Upon the Seller’s default, the Purchaser may immediately proceed to protect and enforce its rights under this Agreement by: ii. iii. v. i. Enforcing its rights as a creditor, including, but not limited to, notifying any account debtor(s) of the Seller’s of the Purchaser’s security interest; Notifying the Seller’s credit card processor of this Agreement and to direct such credit card processor to make payments directly to the Purchaser of any and all amounts received by said credit card processor on behalf of the Seller; Commencing a law suit, whether for specific performance of any covenant, agreement or other provision contained herein, or to enforce the discharge of the Seller’s obligations hereunder, or any other legal or equitable right or remedy; iv. In case any Event of Default occurs and it is not waived, the Purchaser will be entitled to the issuance of an injunction, restraining order, or any other equitable relief in Purchaser’s favor, subject to court approval, restraining the Seller’s accounts and/or receivables up to the amount due to the Purchaser as a result of the ci. Power-of-Attorney. The Seller irrevocably appoints the Purchaser and its representatives as its agents and attorneys-in-fact with the full authority to take any action or execute any instrument or document: (i) to settle all obligations due to the Purchaser from any credit card processor and/or account debtor(s) of the Seller; (ii) upon occurrence of an Event of Default, to perform any and all obligations of the Seller under this Agreement to protect the value of the Collateral by obtaining the required insurance; (iii) to collect monies due or to become due under or in respect of any of the Collateral; (iv) to receive, endorse and collect any checks, notes, drafts, instruments, documents or chattel paper in connection with this Agreement; (v) to sign the Seller’s name on any invoice, bill of lading, or assignment directing customers or account debtors (collectively, “Account Debtors”) to make payment directly to the Purchaser; and (vi) to file any claims or take any action or institute any proceeding which the Purchaser may deem necessary for the collection of any of the unpaid Purchased Amount from the Collateral, or otherwise enforce its rights with respect to the collection of the Purchased Amount. XX. MISCELLANEOUS Seller Deposit Agreement. The Seller shall execute an agreement with the Purchaser that shall authorize the Purchaser to arrange for electric fund transfers and/or ACH Payments of the Initial Daily Installments or Adjusted Daily Installments from the Approved Bank Account. The Seller shall provide the Purchaser and/or its authorized agent with all the information, authorizations and passwords necessary to verify the Seller’s receivables, receipts and deposits in the Approved Bank Account. The Seller shall authorize the Purchaser and/or its agent to deduct the payments daily to Purchaser. The authorization shall be irrevocable until such time when the Seller shall has satisfied its obligations under this Agreement. Indemnification. The Seller and its Guarantor(s) jointly and severally indemnify and hold harmless to the fullest extent permitted by law the Approved Processor, any ACH processor, customer and/or Account Debtors of the Seller, their officers, directors and shareholders against any and all losses, damages, claims, liabilities and expenses incurred by the ACH processor, customer, and/or Account Debtors of the Seller resulting from claims asserted by the Purchaser for monies owed to the Purchaser from the Seller and actions taken by any ACH Processor, customer and/or Account Debtor of the Seller in reliance upon the information or instructions provided by the Purchaser. Event of Default and the Seller will be deemed to have consented to the granting of an application for the same to any court of competent jurisdiction without any prior notice to the Sellers and without the Purchaser being required to furnish a bond or other undertaking in connection with the application; In case the Guarantor’s obligations become due hereunder and are not waived, the Purchaser will be entitled to the issuance of an injunction, restraining order, or other equitable relief in the Purchaser’s favor, subject to court approval, restraining the Seller and Guarantor’s accounts and/or receivables up to the amount due to the Purchaser as a result of the Event of Default, and the Seller and Guarantor, each, in their individual capacities, will be deemed to have consented to the granting of an application for the same to any court of competent jurisdiction, without any prior notice to the Seller or Guarantor and without the Purchaser being required to furnish a bond or other undertaking in connection with the application. Guarantor #1 Initials: [ ] Guarantor #2 Initials: [ ]

Docusign Envelope ID: 62EC8948-0F72-4681-B513-2E1ADF5283F0 No Liability. In no event shall the Purchaser be liable for any claims asserted by the Seller or its Guarantor under any legal theory for lost profits, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect or consequential damages, each of which is hereby knowingly and voluntarily waived by the Seller and Guarantor. Modifications; Agreements. No modification, amendment, waiver or consent of any provision of this Agreement shall be effective unless the same shall be in writing and signed by both Parties. Assignments. The Purchaser may assign, transfer or sell its rights or delegate its duties hereunder, either in whole or in part, without prior notice to the Seller. The Seller may not assign its rights or obligations under this Agreement without obtaining Purchaser’s prior written consent. The Purchaser reserves the right to deny such consent. Notices. Unless different means of delivering notices are set forth, all notices, requests, consent, demands and other communications hereunder shall be delivered via certified mail, return receipt requested, to the respective Parties at the addresses listed in the preamble of this Agreement. Waiver Remedies. The Parties agree and acknowledge the Purchaser reserves any rights pursuant to this Agreement. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Governing Law, Venue and Jurisdiction. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, except that Seller shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Purchaser which consent may be withheld in Purchaser’s sole discretion. This Agreement shall be governed by and construed exclusively in accordance with the laws of the State Connecticut. Any suit, action or proceeding arising hereunder, or the interpretation, performance, or breach hereof, shall be, if Purchaser so elects, instituted in a state court sitting in the State of Connecticut, County of Fairfield without regard to conflict of law provisions (the “Acceptable Forum”). The parties agree that the Acceptable Forum shall be the sole and exclusive forum for any and all disputes arising out of or relating to this Agreement and the Parties agree that the Acceptable Forum is convenient and submit to the jurisdiction of the Acceptable Forum and waive any and all objections to jurisdiction or venue. Should a proceeding be initiated in any other forum, the parties waive any right to oppose any motion or application made by either party to transfer such proceeding to an Acceptable Forum. Service of Process. IMPORTANT NOTICE - THIS SERVICE OF PROCESS PROVISION CONTAINS IMPORTANT CONSENTS AND WAIVERS. YOU SHOULD CAREFULLY REVIEW THIS AND ALL OTHER PROVISIONS OF THIS AGREEMENT WITH YOUR LAWYER. In addition to service of process under the laws of the Acceptable Forum, each Seller and Guarantor agree and consent to receive any court required service of process (including, without limitation, service of process (a) to commence litigation, (b) after litigation has been commenced for any court filings, and (c) for Purchaser obtaining a Prejudgment Remedy), through the following methods and manners (collectively “Acceptable Methods”): Mail when sent by certified or registered mail, return receipt requested, Federal Express, or other overnight courier, addressed to the respective mailing addresses of each Seller and Guarantor, as contained in this Agreement, or in Purchaser’s records, or any other mailing address provided to Purchaser in writing; and Electronic mail (e-mail) when sent to the respective e-mail addresses of each Seller and Guarantor, as contained in this Agreement, or in Purchaser’s records, or any other e-mail address provided to Purchaser in writing. Each Seller and Guarantor make, agree and consent to the following representations and waivers: Each Seller and Guarantor agrees that service of process made through either or both of the Acceptable Methods will constitute valid and lawful service of process on them without the necessity for service of process by other means (e.g., as provided for by statute or rules of court), but without invalidating service of process performed in accordance with such other provisions; Each Seller and Guarantor agrees and consents that service of process is deemed effective according to the following: Guarantor #1 Initials: [ ] Guarantor #2 Initials: [ ]

Docusign Envelope ID: 62EC8948-0F72-4681-B513-2E1ADF5283F0

i. If sent by certified or registered, mail return receipt requested, Federal Express, or other overnight courier, at the earlier of: (a) four calendar days after mailing, (b) when delivered, or (c) when actually received; and

ii. If sent by e-mail, on the same day and time that the e-mail is sent;

3. Each Seller and Guarantor represents that their respective mailing and e-mail addresses as contained in this Agreement, and/or as provided to Purchaser in writing, are correct and valid, they regularly receive and send correspondence from these addresses, and service sent to these addresses is expected to be received by them;
4. Each Seller and Guarantor agrees and consents that Purchaser may serve process on them directly, including for the Acceptable Methods, without the necessity of having service completed by a marshal or indifferent person, but without invalidating service of process completed by a marshal or indifferent person, and each Seller and Guarantor waives any objection if Purchaser serves process directly on them; and
5. EACH SELLER AND GUARANTOR WAIVES ANY OBJECTION TO INSUFFICIENCY OF PROCESS, INSUFFICIENCY OF SERVICE OF PROCESS, OR PERSONAL JURISDICTION, WHETHER RAISED IN A MOTION TO DISMISS, OR OTHER SIMILAR MOTION, IF SERVICE IS CONDUCTED BY ANY METHOD OR MANNER CONTAINED IN THIS SERVICE OF PROCESS PROVISION OR ANY OTHER METHOD ALLOWED UNDER THE LAWS OF THE ACCEPTABLE FORUM.

**k. PREJUDGMENT REMEDY WAIVER WHERE SALES-BASED FINANCING AMOUNT IS $250,000 OR LESS.**

**IMPORTANT NOTICE - THIS PREJUDMGENT REMEDY WAIVER MAY RESULT IN THE ATTACHMENT OF YOUR BANK ACCOUNTS WITHOUT PRIOR NOTICE OR COURT HEARING. YOU HAVE THE RIGHT TO REQUEST A COURT HEARING TO CONTEST ANY ATTACHMENT MADE THROUGH USE OF THIS PREJUDGMENT REMEDY WAIVER. YOU SHOULD CAREFULLY REVIEW THIS AND ALL OTHER PROVISIONS OF THIS AGREEMENT WITH YOUR LAWYER.**

**a. EACH AND EVERY SELLER AND GUARANTOR (COLLECTIVELY THE "UNDERSIGNED") ACKNOWLEDGES AND AGREES:**

1. **THIS AGREEMENT IS A "COMMERCIAL TRANSACTION" AS DEFINED IN CONNECTICUT GENERAL STATUTES SECTION 52-278a AS AMENDED, AND**
2. **WAIVES ALL RIGHTS TO PRIOR NOTICE AND PRIOR OPPORTUNITY FOR A HEARING UNDER SECTIONS 52-278a TO 52-278g INCLUSIVE OF THE CONNECTICUT GENERAL STATUTES AS AMENDED, OR UNDER ANY SIMILAR LAW WHETHER STATE, FEDERAL OR CONSTITUTIONAL, IN CONNECTION WITH PURCHASER OBTAINING ANY PREJUDGMENT REMEDY AFTER, BUT NOT UPON, COMMENCING ANY LITIGATION IN CONNECTICUT AGAINST ANY ONE OF THE UNDERSIGNED, AND**
3. **WAIVES ANY REQUIREMENT FOR THE POSTING OF A BOND, AND ANY RIGHT TO REQUEST THAT A COURT REQUIRE PURCHASER TO POST A BOND IN CONNECTION WITH ANY PREJUDGMENT REMEDY.**

**b. EACH OF THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT: (1) PURCHASER'S EXTENSION OF SALES-BASED FINANCING TO SELLER(S) IS $250,000 OR LESS, AND (2) THE PROVISIONS OF CONNECTICUT GENERAL STATUTES SECTION 36a-868 AND PUBLIC ACT 23-201 APPLY TO THIS AGREEMENT AND PREJUDGMENT REMEDY WAIVER, AND (3) PURCHASER MAY ONLY OBTAIN A PREJUDMGENT REMEDY, THROUGH USE OF THIS WAIVER, AFTER, BUT NOT UPON, COMMENCING ANY LITIGATION AGAINST ANY ONE OF THE UNDERSIGNED.**

**c. EACH OF THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT AS PART OF THIS PREJUDGMENT REMEDY WAIVER, BUT NOT AS AN EXCLUSIVE REMEDY, PURCHASER MAY ATTACH OR GARNISH THE UNDERSIGNED'S MONEY, AND OTHER PROPERTY, HELD IN ANY ACCOUNT AT ANY FINANCIAL INSTITUTION (INCLUDING WITHOUT LIMITATION AT ANY BANK, CREDIT UNION, OR OTHER FINANCIAL INSTITUTION (INDIVIDUALLY AND COLLECTIVELY "FINANCIAL INSTITUTION")) IF THE FINANCIAL INSTITUTION: (1) HAS A BRANCH, OFFICE OR ATM LOCATED IN CONNECTICUT, OR (2) IS REGISTERED WITH THE CONNECTICUT SECRETARY OF STATE, OR (3) IS AUTHORIZED TO CONDUCT BUSINESS IN CONNECTICUT, OR (4) IS ENGAGED IN THE TRANSACTION OF BUSINESS IN CONNECTICUT.**

**d. EACH OF THE UNDERSIGNED ACKNOWLEDGES AND AGREES TO THE SERVICE OF PROCESS METHODS PROVIDED FOR IN THE SERVICE OF PROCESS PARAGRAPH XX(j), INCLUDING FOR PURCHASER OBTAINING ANY PREJUDGMENT REMEDY.**

**l. PREJUDGMENT REMEDY WAIVER WHERE SALES-BASED FINANCING AMOUNT EXCEEDS $250,000.**

**IMPORTANT NOTICE - THIS PREJUDMGENT REMEDY WAIVER MAY RESULT IN THE ATTACHMENT OF YOUR BANK ACCOUNTS WITHOUT PRIOR NOTICE OR COURT HEARING. YOU HAVE THE RIGHT TO REQUEST A COURT HEARING TO CONTEST ANY ATTACHMENT MADE THROUGH USE OF THIS PREJUDGMENT REMEDY**

Page 10 of 21 Guarantor #1 Initials: [ ] Guarantor #2 Initials: [ ]

Docusign Envelope ID: 62EC8948-0F72-4681-B513-2E1ADF5283F0 WAIVER. YOU SHOULD CAREFULLY REVIEW THIS AND ALL OTHER PROVISIONS OF THIS AGREEMENT WITH YOUR LAWYER. EACH AND EVERY SELLER AND GUARANTOR (COLLECTIVELY THE “UNDERSIGNED”) ACKNOWLEDGES AND AGREES: THIS AGREEMENT IS A "COMMERCIAL TRANSACTION" AS DEFINED IN CONNECTICUT GENERAL STATUTES SECTION 52-278a AS AMENDED, AND WAIVES ALL RIGHTS TO PRIOR NOTICE AND PRIOR OPPORTUNITY FOR A HEARING UNDER SECTIONS 52-278a TO 52-278g INCLUSIVE OF THE CONNECTICUT GENERAL STATUTES AS AMENDED, OR UNDER ANY SIMILAR LAW WHETHER STATE, FEDERAL OR CONSTITUTIONAL, IN CONNECTION WITH PURCHASER OBTAINING ANY PREJUDGMENT REMEDY UPON OR AFTER COMMENCING ANY LITIGATION IN CONNECTICUT AGAINST ANY ONE OF THE UNDERSIGNED, AND 3. WAIVES ANY REQUIREMENT FOR THE POSTING OF A BOND, AND ANY RIGHT TO REQUEST THAT A COURT REQUIRE PURCHASER TO POST A BOND IN CONNECTION WITH ANY PREJUDGMENT REMEDY. EACH OF THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT AS PART OF THIS PREJUDGMENT REMEDY WAIVER, BUT NOT AS AN EXCLUSIVE REMEDY, PURCHASER MAY ATTACH OR GARNISH THE UNDERSIGNED’S MONEY, AND OTHER PROPERTY, HELD IN ANY ACCOUNT AT ANY FINANCIAL INSTITUTION (INCLUDING WITHOUT LIMITATION AT ANY BANK, CREDIT UNION, OR OTHER FINANCIAL INSTITUTION (INDIVIDUALLY AND COLLECTIVELY “FINANCIAL INSTITUTION”)) IF THE FINANCIAL INSTITUTION: (1) HAS A BRANCH, OFFICE OR ATM LOCATED IN CONNECTICUT, OR (2) IS REGISTERED WITH THE CONNECTICUT SECRETARY OF STATE, OR (3) IS AUTHORIZED TO CONDUCT BUSINESS IN CONNECTICUT, OR (4) IS ENGAGED IN THE TRANSACTION OF BUSINESS IN CONNECTICUT. EACH OF THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT: (1) PURCHASER’S EXTENSION OF SALES-BASED FINANCING TO SELLER(S) EXCEEDS $250,000, AND (2) THE PROVISIONS OF CONNECTICUT GENERAL STATUTES SECTION 36a-868 AND PUBLIC ACT 23-201 DO NOT APPLY TO THIS AGREEMENT AND PREJUDGMENT REMEDY WAIVER, AND (3) PURCHASER MAY OBTAIN A PREJUDMGENT REMEDY, THROUGH USE OF THIS WAIVER UPON OR AFTER COMMENCING ANY LITIGATION AGAINST ANY ONE OF THE UNDERSIGNED. EACH OF THE UNDERSIGNED ACKNOWLEDGES AND AGREES TO THE SERVICE OF PROCESS METHODS PROVIDED FOR IN THE SERVICE OF PROCESS PARAGRAPH XX(j), INCLUDING FOR PURCHASER OBTAINING ANY PREJUDGMENT REMEDY. Survival of Representation. All representations, warranties and covenants herein shall survive the execution and delivery of this Agreement an shall continue in full force until all the obligations under this Agreement have been satisfied in full and this Agreement shall have expired. Severability. In case any of the provisions of this Agreement are found to be invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of any other provisions contained herein shall not in any way be affected or impaired. Any provision of this Agreement that may be found by a court having jurisdiction to be prohibited by law shall be ineffective only to the extent of such prohibition without invalidating the remaining provisions hereof. Entire Agreement. This Agreement embodies the entire agreement between the Parties and supersedes all prior agreements and understandings relating to the subject matter hereof. Each Party hereto has had the opportunity to consult with legal counsel of their choosing regarding the terms and condition of this Agreement, before executing this Agreement. Jury Trial Waiver. THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART OR THE ENFORCEMENT HEREOF. EACH PARTY HERETO ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION AND DISCUSSIONS OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS. Class Action Waiver. EACH PARTY HERETO WAIVES ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER PARTY, AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW OR IS AGAINST PUBLIC POLICY. TO THE EXTENT EITHER PARTY IS PERMITTED BY LAW OR COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST THE OTHER, Guarantor #1 Initials: [ ] Guarantor #2 Initials: [ ]

Docusign Envelope ID: 62EC8948-0F72-4681-B513-2E1ADF5283F0 THE PARTIES HEREBY AGREE THAT: (I) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS’ FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTIONS; AND (II) THE PARTY WHO INITATETS OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY THROUGH THE CLASS OR REPRESENTATION ACTION. Counterparts and Facsimile Signatures. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one and the same agreement. Attorney Review. The Parties acknowledge that they are commercial entities and/or sophisticated parties and have had the opportunity to consult with their respective legal counsel regarding this Agreement. Parties further acknowledge the terms of this Agreement are not to be construed against any Party because that Party drafted the Agreement or construed in favor of any Party because that Party failed to understand the legal effect of the provisions of this Agreement. IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the Effective Date. FOR THE SELLER By: Name: LEE WILLIS CHANGCHOON Title: Owner/Agent/Manager EIN: 06-1708146 FOR THE SELLER By: Name: Title: EIN: _____________ AGREE TO BE BOUND BY THE PROVIONS OF THIS AGREEMENT APPLICABLE TO AND CONCERNING GUARANTOR OWNER/GUARANTOR #2 By: Name: SSN: By: Name: LEE WILLIS CHANGCHOON SSN: I FUND EXPERTS LLC By: Name: Title: Guarantor #1 Initials: [ ] Guarantor #2 Initials: [ ]

EXHIBIT A – APPLICABLE FEES The Parties hereby acknowledge and agree to the following: Possible Conflicts. If there is any conflict or inconsistency between any of the provisions of this Addendum and any provisions of the Agreement to which this Appendix is attached, all such conflicts and inconsistencies shall follow the terms and conditions set forth in this Appendix. Additional Fees. The Purchaser does not permit unauthorized outside fees not previously disclosed. The fee amount for this agreement is contingent upon closing papers and will be held back from the funded amount. Authorization. The Seller hereby authorizes the Purchaser to apply a portion of the Purchase Price due to the Seller to satisfy the applicable fees as per this Agreement. No Reduction of Purchase Price. The Parties hereby agree that the deduction of the applicable fees from the Purchase Price shall not be deemed a reduction to the Purchase Price. Applicable Fees. Origination/Underwriting Fee. A total of $ $ 33,800.00 is deemed an Origination and Underwriting fee. This fee is to cover the expenses associated with origination, underwriting and related expenses pursuant to this Agreement. If for any reason the Purchaser, in their sole capacity, decides to cancel the deal, the Parties agree the Seller is still responsible for this fee. Bank Change Fee. In the event the Seller requests a change in bank accounts for the ACH payments, a $50.00 bank change fee shall be added. Wire Fee. In the event a Seller shall request a Fed Wire, a $50.00 wire fee shall be added. ACH Program Fee. $ per month for the duration of the Agreement. UCC Fee. $195.00 Collection Fees and Costs. In the event the Seller or Guarantor breaches the terms of this Agreement, the Seller and/or Guarantor shall be liable for Purchaser’s reasonable attorney’s fees and costs of collection and/or to enforce any term in the Agreement, in addition to any other damages awarded by a court. AGREED AND ACCEPTED: OWNER/GUARANTOR #2: By: By: Name: SSN:________________ Name:LEE WILLIS CHANGCHOON SSN: ______________ I FUND EXPERTS LLC By: Name: Title: Docusign Envelope ID: 62EC8948-0F72-4681-B513-2E1ADF5283F0 Guarantor #1 Initials: [ ] Guarantor #2 Initials: [ ]

EXHIBIT B – PERSONAL GUARANTY OF PERFORMANCE This Personal Guaranty of Performance (the “Guaranty”) is entered intoon 09/30/2025 , by and between LEE WILLIS CHANGCHOON (the “Guarantor”) on behalf of EMMAUS MEDICAL INC (the “Seller”)and I Fund Experts, (the “Purchaser”)(collectively, the “Parties”). WHEREAS, pursuant to the Agreement, the Purchaser has agreed to purchase a portion of Future Receipts of the Seller; WHEREAS, the Guarantor is an owner, officer, director, or manager of the Seller, will directly benefit from entering into the Agreement; WHEREAS, the Purchaser is not willing to enter into the Agreement unless Guarantor irrevocably, absolutely and unconditionally guarantees to the Purchaser prompt and complete performance of all obligations of the Seller under the Agreement; NOW, THEREFORE, pursuant to the Parties desire to proceed with the Agreement and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows: Guaranty of Obligations. The Guarantor hereby irrevocably, absolutely and unconditionally guarantees to the Purchaser prompt, full, faithful and complete performance and observance of all of Seller’s Obligations under the Agreement. The Guarantor unconditionally covenants to the Purchaser in the event of a default or breach at any time by the Seller, the Guarantor shall be responsible for the Obligations and pay all damages and other amounts stipulated in the Agreement with respect to non- performance of the Obligations. Guarantor’s Covenants. The liability of the Guarantor shall not be impaired, abated, deferred, diminished, modified, released, terminated or discharged, in whole or in part, or otherwise affected, by any event, condition, occurrence, circumstance, proceeding, action or failure to act, with or without notice to, or the knowledge or consent of the Guarantor, including, without limitation: any amendment, modification or extension of the Agreement or any Obligation; any extension of time for performance, whether in whole or in part, of any Obligation given prior to or after default thereunder; any exchange, surrender or release, in whole or in part, of any security that may be held by the Purchaser at any time under the Agreement; any other guaranty in existence now or which may be executed by the Guarantor or any other third-party affiliated to the Seller; any waiver of or assertion or enforcement or failure or refusal to assert or enforce, in whole or in part, any Obligation, claim, cause of action, right or remedy which the Purchaser may, at any time, have under the Agreement or with respect to any guaranty or any security which may be held by the Purchaser at any time for or under this Guaranty or with respect to the Seller; any act, omission or delay by the Purchaser which may in any manner or to any extent vary the risk of the Guarantor or which would otherwise operate as a discharge the Guarantor as a matter of law; the release of any other guarantor from liability for the performance or observance of any Obligation, whether by operation of law or otherwise; the failure to give the Guarantor any notice whatsoever; or any right, power or privilege that the Purchaser may now or hereafter have against any person, entity or collateral in relation to the Agreement. Guarantor’s Additional Covenants. The Guarantor will not dispose, convey, sell or otherwise transfer, or call the Seller to dispose, convey, sell or otherwise transfer, any material business assets of the Seller outside of the ordinary course of the Seller’s business without the prior written consent of the Purchaser, which may be withheld by the Purchaser for any reason, until receipt of the entire Purchased Amount has been remitted to the Purchaser. The Guarantor shall pay to the Purchaser, upon demand, all expenses (including, without limitation, reasonable attorneys’ fees and disbursements) of, or incidental to, or relating to the enforcement or protection of the Purchaser’s rights hereunder or the Purchaser’s rights under the Agreement. This Guaranty is binding upon the Guarantor and the Guarantor’s heirs, legal representatives, successors and assigns and shall inure to the benefit of and may be enforced by the successors and assigns of the Purchaser. If there is more than one Guarantor, the obligations of the Guarantors hereunder shall be joint and several. The obligation of the Guarantor shall be unconditional and absolute, regardless of the unenforceability of any provision of any agreement between the Seller and the Purchaser, or the existence of any Docusign Envelope ID: 62EC8948-0F72-4681-B513-2E1ADF5283F0 Guarantor #1 Initials: [ ] Guarantor #2 Initials: [ ]

Docusign Envelope ID: 62EC8948-0F72-4681-B513-2E1ADF5283F0 defense, setoff or counterclaim, which the Seller may assert. The Purchaser is hereby authorized, without notice or demand and without affecting the liability of the Guarantor hereunder, to at any time renew or extend the Seller’s obligations under the Agreement or otherwise modify, amend or change the terms of the Agreement. Additionally, the Guarantor is hereby notified and consents that a negative credit report reflecting their credit record may be submitted to a credit-reporting agency if the Guarantor does not honor the terms of this Guaranty. Waiver; Remedies. No failure on the part of the Purchaser to exercise, and no delay in exercising any right under this Guaranty shall constitute a waiver, nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise any other rights. The remedies provided in this Guaranty are cumulative and not exclusive of any remedies provided by law or equity. In the event the Seller fails to perform any obligation under the Agreement, the Purchaser may enforce its rights under this Guaranty without first seeking to obtain performance for such default from the Seller or any other Guarantors. Acknowledge of Purchase. The Guarantor acknowledges and agrees that the Purchase Price paid by the Purchaser to the Seller in exchange for the Purchased Amount of Future Receipts is a payment for an adequate consideration and is not intended to be treated as a loan or financial accommodation from the Purchaser to the Seller. The Guarantor specifically acknowledges that the Purchaser is not a lender, bank or credit card processor, and the Purchaser has not offered any loans to the Seller. The Guarantor waives any claims or defenses of usury in any action arising out of this Guaranty. The Guarantor acknowledges that the Purchase Price paid to the Seller is good and valuable consideration for the sale of the Purchased Amount. Governing Law, Venue and Jurisdiction. This Guaranty shall be governed by and construed exclusively in accordance with the laws of the State of Connecticut, without regards to any applicable principles of conflicts of law. Any lawsuit, action or proceeding arising out of or in connection with this Guaranty shall be instituted exclusively in any court sitting in the State of Connecticut, County of Fairfield, (the “Acceptable Forum”). The parties agree that the Acceptable Forum is convenient and submit to the jurisdiction of the Acceptable Forum and waive any and all objections to inconvenience of the jurisdiction or venue. Should a proceeding be initiated in any other forum, each of the parties to this Guaranty irrevocably waives any right to oppose any motion or application made by any other party to transfer such proceeding to an Acceptable Forum. Service of Process. IMPORTANT NOTICE - THIS SERVICE OF PROCESS PROVISION CONTAINS IMPORTANT CONSENTS AND WAIVERS. YOU SHOULD CAREFULLY REVIEW THIS AND ALL OTHER PROVISIONS OF THIS GUARANTY WITH YOUR LAWYER. In addition to service of process under the laws of the Acceptable Forum, each Seller and Guarantor agree and consent to receive any court required service of process (including, without limitation, service of process (a) to commence litigation, (b) after litigation has been commenced for any court filings, and (c) for Purchaser obtaining a Prejudgment Remedy), through the following methods and manners (collectively “Acceptable Methods”): Mail when sent by certified or registered mail, return receipt requested, Federal Express, or other overnight courier, addressed to the respective mailing addresses of each Seller and Guarantor, as contained in the Agreement, or in Purchaser’s records, or any other mailing address provided to Purchaser in writing; and Electronic mail (e-mail) when sent to the respective e-mail addresses of each Seller and Guarantor, as contained in the Agreement, or in Purchaser’s records, or any other e-mail address provided to Purchaser in writing. Each Seller and Guarantor make, agree and consent to the following representations and waivers: Each Seller and Guarantor agrees that service of process made through either or both of the Acceptable Methods will constitute valid and lawful service of process on them without the necessity for service of process by other means (e.g., as provided for by statute or rules of court), but without invalidating service of process performed in accordance with such other provisions; Each Seller and Guarantor agrees and consents that service of process is deemed effective according to the following: Guarantor #1 Initials: [ ] Guarantor #2 Initials: [ ]

Docusign Envelope ID: 62EC8948-0F72-4681-B513-2E1ADF5283F0

i. If sent by certified or registered, mail return receipt requested, Federal Express, or other overnight courier, at the earlier of: (a) four calendar days after mailing, (b) when delivered, or (c) when actually received; and

ii. If sent by e-mail, on the same day and time that the e-mail is sent;

3. Each Seller and Guarantor represents that their respective mailing and e-mail addresses as contained in the Agreement, and/or as provided to Purchaser in writing, are correct and valid, they regularly receive and send correspondence from these addresses, and service sent to these addresses is expected to be received by them;

4. Each Seller and Guarantor agrees and consents that Purchaser may serve process on them directly, including for the Acceptable Methods, without the necessity of having service completed by a marshal or indifferent person, but without invalidating service of process completed by a marshal or indifferent person, and each Seller and Guarantor waives any objection if Purchaser serves process directly on them; and

5. EACH SELLER AND GUARANTOR WAIVES ANY OBJECTION TO INSUFFICIENCY OF PROCESS, INSUFFICIENCY OF SERVICE OF PROCESS, OR PERSONAL JURISDICTION, WHETHER RAISED IN A MOTION TO DISMISS, OR OTHER SIMILAR MOTION, IF SERVICE IS CONDUCTED BY ANY METHOD OR MANNER CONTAINED IN THIS SERVICE OF PROCESS PROVISION OR ANY OTHER METHOD ALLOWED UNDER THE LAWS OF THE ACCEPTABLE FORUM.

**8. PREJUDGMENT REMEDY WAIVER WHERE SALES-BASED FINANCING AMOUNT IS $250,000 OR LESS.**

**IMPORTANT NOTICE - THIS PREJUDMGENT REMEDY WAIVER MAY RESULT IN THE ATTACHMENT OF YOUR BANK ACCOUNTS WITHOUT PRIOR NOTICE OR COURT HEARING. YOU HAVE THE RIGHT TO REQUEST A COURT HEARING TO CONTEST ANY ATTACHMENT MADE THROUGH USE OF THIS PREJUDGMENT REMEDY WAIVER. YOU SHOULD CAREFULLY REVIEW THIS AND ALL OTHER PROVISIONS OF THIS GUARANTY WITH YOUR LAWYER.**

**a. EACH AND EVERY SELLER AND GUARANTOR (COLLECTIVELY THE "UNDERSIGNED") ACKNOWLEDGES AND AGREES:**

**1. THE AGREEMENT IS A "COMMERCIAL TRANSACTION" AS DEFINED IN CONNECTICUT GENERAL ST SECTION 52-278a AS AMENDED, AND**

**2. WAIVES ALL RIGHTS TO PRIOR NOTICE AND PRIOR OPPORTUNITY FOR A HEARING UNDER SECT 278a TO 52-278g INCLUSIVE OF THE CONNECTICUT GENERAL STATUTES AS AMENDED, OR UNDER ANY SIMILAR LAW WHETHER STATE, FEDERAL OR CONSTITUTIONAL, IN CONNECTION WITH PURCHASER OBTAINING ANY PREJUDGMENT REMEDY AFTER, BUT NOT UPON, COMMENCING ANY LITIGATION IN CONNECTICUT AGAINST ANY ONE OF THE UNDERSIGNED, AND**

**3. WAIVES ANY REQUIREMENT FOR THE POSTING OF A BOND, AND ANY RIGHT TO REQUEST THAT A REQUIRE PURCHASER TO POST A BOND IN CONNECTION WITH ANY PREJUDGMENT REMEDY.**

**b. EACH OF THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT: (1) PURCHASER'S EXTENSION OF SALES BASED FINANCING TO SELLER(S) IS $250,000 OR LESS, AND (2) THE PROVISIONS OF CONNECTICUT GENERAL STATUTES SECTION 36a-868 AND PUBLIC ACT 23-201 APPLY TO THE AGREEMENT AND PREJUDGMENT REMEDY WAIVER, AND (3) PURCHASER MAY ONLY OBTAIN A PREJUDMGENT REMEDY, THROUGH USE OF THIS WAIVER, AFTER, BUT NOT UPON, COMMENCING ANY LITIGATION AGAINST ANY ONE OF THE UNDERSIGNED.**

**c. EACH OF THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT AS PART OF THIS PREJUDGMENT REMEDY WAIVER, BUT NOT AS AN EXCLUSIVE REMEDY, PURCHASER MAY ATTACH OR GARNISH THE UNDERSIGNED'S MONEY, AND OTHER PROPERTY, HELD IN ANY ACCOUNT AT ANY FINANCIAL INSTITUTION (INCLUDING WITHOUT LIMITATION AT ANY BANK, CREDIT UNION, OR OTHER FINANCIAL INSTITUTION (INDIVIDUALLY AND COLLECTIVELY "FINANCIAL INSTITUTION")) IF THE FINANCIAL INSTITUTION: (1) HAS A BRANCH, OFFICE OR ATM LOCATED IN CONNECTICUT, OR (2) IS REGISTERED WITH THE CONNECTICUT SECRETARY OF STATE, OR (3) IS AUTHORIZED TO CONDUCT BUSINESS IN CONNECTICUT, OR (4) IS ENGAGED IN THE TRANSACTION OF BUSINESS IN CONNECTICUT.**

Page 16 of 21 Guarantor #1 Initials: [ ] Guarantor #2 Initials: [ ]

Docusign Envelope ID: 62EC8948-0F72-4681-B513-2E1ADF5283F0 d. EACH OF THE UNDERSIGNED ACKNOWLEDGES AND AGREES TO THE SERVICE OF PROCESS METHODS PROVIDED FOR IN THE SERVICE OF PROCESS PARAGRAPH 7, INCLUDING FOR PURCHASER OBTAINING ANY PREJUDGMENT REMEDY. PREJUDGMENT REMEDY WAIVER WHERE SALES-BASED FINANCING AMOUNT EXCEEDS $250,000. IMPORTANT NOTICE - THIS PREJUDMGENT REMEDY WAIVER MAY RESULT IN THE ATTACHMENT OF YOUR BANK ACCOUNTS WITHOUT PRIOR NOTICE OR COURT HEARING. YOU HAVE THE RIGHT TO REQUEST A COURT HEARING TO CONTEST ANY ATTACHMENT MADE THROUGH USE OF THIS PREJUDGMENT REMEDY WAIVER. YOU SHOULD CAREFULLY REVIEW THIS AND ALL OTHER PROVISIONS OF THIS GUARANTY WITH YOUR LAWYER. EACH AND EVERY SELLER AND GUARANTOR (COLLECTIVELY THE “UNDERSIGNED”) ACKNOWLEDGES AND AGREES: THE AGREEMENT IS A "COMMERCIAL TRANSACTION" AS DEFINED IN CONNECTICUT GENERAL STATUTES SECTION 52-278a AS AMENDED, AND WAIVES ALL RIGHTS TO PRIOR NOTICE AND PRIOR OPPORTUNITY FOR A HEARING UNDER SECTIONS 52-278a TO 52-278g INCLUSIVE OF THE CONNECTICUT GENERAL STATUTES AS AMENDED, OR UNDER ANY SIMILAR LAW WHETHER STATE, FEDERAL OR CONSTITUTIONAL, IN CONNECTION WITH PURCHASER OBTAINING ANY PREJUDGMENT REMEDY UPON OR AFTER COMMENCING ANY LITIGATION IN CONNECTICUT AGAINST ANY ONE OF THE UNDERSIGNED, AND WAIVES ANY REQUIREMENT FOR THE POSTING OF A BOND, AND ANY RIGHT TO REQUEST THAT A COURT REQUIRE PURCHASER TO POST A BOND IN CONNECTION WITH ANY PREJUDGMENT REMEDY. EACH OF THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT AS PART OF THIS PREJUDGMENT REMEDY WAIVER, BUT NOT AS AN EXCLUSIVE REMEDY, PURCHASER MAY ATTACH OR GARNISH THE UNDERSIGNED’S MONEY, AND OTHER PROPERTY, HELD IN ANY ACCOUNT AT ANY FINANCIAL INSTITUTION (INCLUDING WITHOUT LIMITATION AT ANY BANK, CREDIT UNION, OR OTHER FINANCIAL INSTITUTION (INDIVIDUALLY AND COLLECTIVELY “FINANCIAL INSTITUTION”)) IF THE FINANCIAL INSTITUTION: (1) HAS A BRANCH, OFFICE OR ATM LOCATED IN CONNECTICUT, OR (2) IS REGISTERED WITH THE CONNECTICUT SECRETARY OF STATE, OR (3) IS AUTHORIZED TO CONDUCT BUSINESS IN CONNECTICUT, OR (4) IS ENGAGED IN THE TRANSACTION OF BUSINESS IN CONNECTICUT. EACH OF THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT: (1) PURCHASER’S EXTENSION OF SALES-BASED FINANCING TO SELLER(S) EXCEEDS $250,000, AND (2) THE PROVISIONS OF CONNECTICUT GENERAL STATUTES SECTION 36a-868 AND PUBLIC ACT 23-201 DO NOT APPLY TO THE AGREEMENT AND PREJUDGMENT REMEDY WAIVER, AND (3) PURCHASER MAY OBTAIN A PREJUDMGENT REMEDY, THROUGH USE OF THIS WAIVER UPON OR AFTER COMMENCING ANY LITIGATION AGAINST ANY ONE OF THE UNDERSIGNED. EACH OF THE UNDERSIGNED ACKNOWLEDGES AND AGREES TO THE SERVICE OF PROCESS METHODS PROVIDED FOR IN THE SERVICE OF PROCESS PARAGRAPH 7, INCLUDING FOR PURCHASER OBTAINING ANY PREJUDGMENT REMEDY. 10 . Jury Waiver. The Parties waive the right to a trial by jury in any court in any suit, action or proceeding on any matter arising in connection with or in any way related to the transactions of which this Guaranty is a part of or its enforcement, except where such waiver is prohibited by law or deemed by a court of law to be against public policy. The Parties acknowledge that each Party makes this waiver knowingly, willingly and voluntarily and without duress, and only after extensive consideration of the ramifications of this waiver with their attorneys. 11. Class Action Waiver. The Parties waive any right to assert any claims against the other Party as a representative or member in any class or representative action, except where such waiver is prohibited by law or deemed by a court of law to be against public policy to the extent either Party is permitted by law or court of law to proceed with a class or representative action against the other. The Parties further acknowledge and agree that in the event a class action does occur: (i) the prevailing party shall not be entitled to recover attorneys’ fees or costs associated with pursuing the class Guarantor #1 Initials: [ ] Guarantor #2 Initials: [ ]

Docusign Envelope ID: 62EC8948-0F72-4681-B513-2E1ADF5283F0 or representative action (not withstanding any other provision in this Guaranty); and (ii) the Party who initiates or participates as a member of the class will not submit a claim or otherwise participate in any recovery secured through the class or representative action. 12. Severability. In case any of the provisions of this Guaranty are found to be invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of any other provisions contained herein shall not in any way be affected or impaired. Any provision of this Guaranty that may be found by a court having competent jurisdiction to be prohibited by law shall be ineffective only to the extent of such prohibition without invalidating the remaining provisions hereof. 13. Opportunity for Attorney Review. The Guarantor represents that they have carefully read this Guaranty and have had a reasonable opportunity to consult with their attorney. Guarantor understand the contents of this Guaranty and agrees to the terms and conditions of this Guaranty willfully and on their own accord. 14. Counterparts and Facsimile Signatures. This Guaranty may be signed in one or more counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one and the same agreement. AGREED AND ACCEPTED: OWNER/GUARANTOR #1: By: Name: LEE WILLIS CHANGCHOON SSN: OWNER/GUARANTOR #2: By: Name: SSN: I FUND EXPERTS LLC By: Name: Title: Guarantor #1 Initials: [ ] Guarantor #2 Initials: [ ]

Docusign Envelope ID: 62EC8948-0F72-4681-B513-2E1ADF5283F0

# EXHIBIT C – ACH AUTHORIZATION

This ACH Authorization (the "ACH") is entered into 09/30/2025, by and between I Fund Experts Experts ("I Fund Experts), EMMAUS MEDICAL INC (the "Merchant") and LEE WILLIS CHANGCHOON (the "Guarantor") (collectively, the "Parties").

1. **Bank Account Access**. Prior to entering into this Agreement, as part of the underwriting process, I Fund Experts will require access to the Merchant's bank accounts via online bank access. Once the Agreement is executed, I Fund Experts requires daily viewing access to the Merchant's bank account(s) to confirm the appropriate processing of the Scheduled Remittances. This information is strictly confidential.

2. **Bank Login Authorization**. Upon execution of the ACH, the Merchant and Guarantor(s) understand that they are authorizing I Fund Experts and its agents unlimited "view only" access into any and all bank accounts, credit unions or financial institutions linked directly or indirectly to the businesses or entities listed as parties of this Agreement for the duration of the Agreement. Access is limited to viewing accounts and does not permit I Fund Experts to make any changes other than saving electronic transactional history. If at any time the Merchant or Guarantor changes their account credentials, they are required to provide I Fund Experts updated credentials. Refusal to provide access to accounts shall be deemed a default of this Agreement.

3. **Account Holder Information**.

   a. Account Holder Name: EMMAUS MEDICAL INC

   b. Account Holder DBA: ______

   c. Account Holder Business Address: 21250 HAWTHORNE BLVD STE 800 , TORRANCE CA 90503

4. **Account Holder's Bank Information**. If there are multiple bank accounts, please provide the following information for each bank account on a separate page and annex hereto.

   a. Account Holder Bank Name(s): US BANK

   b. Bank Portal Website: ______

   c. Bank Account Number: ______

   d. Routing Number: 1222235821

   e. Account Username: ______

   f. Bank Account Password: ______

   g. Security Question / Answer 1: ______

   h. Security Question / Answer 2: ______

Page 19 of 21 Guarantor #1 Initials: [ ] Guarantor #2 Initials: [ ]

Docusign Envelope ID: 62EC8948-0F72-4681-B513-2E1ADF5283F0

5. **Transaction Information:**
   a. Amount of Transaction:$ 52,125.00

   b. Effective Date:09/30/2025

   c. Rate of Collection: Select One

6. **Complete ACH Authorization:** A s perthe ACH, hereby authorizes I Fund Experts to electronically draft via the Automated Clearing House system the amounts indicated above from the account identified above. This authority will continue until withdraw in writing by the undersigned account holder. The undersigned hereby certifies that they are duly authorized to execute this form on behalf of the above listed account holder. The Merchant acknowledges they are responsible for $35 rejection fee if items are returned for insuf�icient funds.

I, the undersigned, acknowledge and agree with these items, which are described in detail within the pages of this ACH.

**AUTHORIZED ACCOUNT HOLDER (MERCHANT)**

| **FOR THE SELLER** | **FOR THE SELLER** |
|---|---|
| **By:**______________________________ | **By:** ______________________________ |
| **Name:** LEE WILLIS CHANGCHOON | **Name:** |

**TOTAL PRIOR BALANCE: $253,125.00**

This Addendum is to confirm that the merchant LEE WILLIS CHANGCHOON owner of EMMAUS MEDICAL INC has a balance of $253,125.00 with I FUND EXPERTS ("I FUND") in reference to the merchant Agreement entered into on or about 06//2025. Merchant(s) instruct I FUND to pay up to of the Purchase Price set forth in the Agreement to instead of to Merchant(s). The balance of the Purchase price will be paid to Merchant(s). This is the net amount of $388,075.00 being received directly by Merchant(s) after deduction of applicable fees and the payment of any part of the Purchase Price elsewhere pursuant to any Addendum to this Agreement. This amount may be paid in installments if there is an Addendum stating that it will be paid in installments. If any deduction is being made from the Purchase Price to pay off another obligation by Merchant(s), then the Net Amount to be Received Directly by Merchant(s) is subject to change based on any change in the amount of the other obligation(s) to be paid off.

9/30/2025

Page 20 of 21 Guarantor #1 Initials: [ ] Guarantor #2 Initials: [ ]

THIS FORM MUST BE FILLED OUT BEFORE FUNDING. Dear Seller, Please fill out the form below with contact information and reference. Contact Information Guarantor Name: N/A Phone Number: N/A Email: N/A Personal Reference #1 Name: N/A Phone Number: N/A Personal Reference #2 Name: N/A Phone Number: N/A Business Reference #1 Company Name: N/A Contact Name: N/A Business Phone: N/A Business Reference #2 Company Name: N/A Contact Name: N/A N/A Business Number: Landlord Contact Company Name: N/A Contact Name: N/A Business Number: N/A Emergency Contact Name: Hiroko Huynh Relationship: CAO Phone Number: 310-214-0065 Email: hhuynh@emmauslifesciences.com Initials: Docusign Envelope ID: 62EC8948-0F72-4681-B513-2E1ADF5283F0

For the Personal Guarantor For the Personal Guarantor (#2) Name: LEE WILLIS CHANGCHOON Date 09/30/2025 Name: Date For the Merchant For the Merchant (#2) Name:LEE WILLIS CHANGCHOON Title: OWNER Date 09/30/2025 Name: Title: Date BY ANY OTHER MEANS PERMITTED BY CONNECTICUT LAW. Merchant or Guarantor shall notify Seller of any changes to its physical address or email address for service. Unless Purchaser is notified of a change in address, all addresses shall be presumed to be accurate. This Addendum shall supersede any notice requirements in the Contract with respect to service of process. ADDENDUM TO CONTRACT WAIVER OF PERSONAL SERVICE This Addendum (“Addendum”) is to be made a part of the purchase and sale of future receivables agreement (the “Contract”) between I Fund Experts (“Purchaser”) and EMMAUS MEDICAL INC (“Merchant” ) and LEE WILLIS CHANGCHOON (“Guarantor”) (collectively the“Parties”) dated 09/30/2025 . Merchant hereby irrevocably and unconditionally waives personal service of any summons, complaint, or other process, which may be made by any other means permitted by Connecticut law. Merchant understands and agrees that an action, lawsuit, or controversy may be taken up and considered by a court without any further notice. Merchant further agrees to waive any objection to the absence of formal service of process. Guarantor hereby irrevocably and unconditionally waives personal service of any summons, complaint, or other process, which may be made by any other means permitted by Connecticut law. Guarantor understands and agrees that an action, lawsuit, or controversy may be taken up and considered by a court without any further notice. Guarantor further agrees to waive any objection to the absence of formal service of process. MERCHANT HEREBY AGREES TO ACCEPT SERVICE OF ANY SUMMONS, COMPLAINT, OR OTHER PROCESS BY ELECTRONIC MAIL (“EMAIL”)AT wlee@emmauslifesciences.com OR BY UNITED STATES POSTAL SERVICE AT 21250 HAWTHORNE BLVD STE 800 , TORRANCE CA 90503 OR BY ANY OTHER MEANS PERMITTED BY CONNECTICUT LAW. GUARANTOR HEREBY AGREES TO ACCEPT SERVICE OF ANY SUMMONS, COMPLAINT, OR OTHER PROCESS BY ELECTRONIC MAIL (“EMAIL”) AT wlee@emmauslifesciences.com OR BY UNITED STATES POSTAL SERVICE AT 21250 HAWTHORNE BLVD STE 800 , TORRANCE CA 90503 OR Docusign Envelope ID: 62EC8948-0F72-4681-B513-2E1ADF5283F0

(Case ID - ) Date: 09/30/2025 UNDER NO CIRCUMSTANCES SHOULD PAYMENT BE PROVIDED DIRECTLY TO THE MERCHANT. Pursuant to a Receivable Sale Agreement with I Fund Experts, the above-referenced Merchant has assigned all of its current and future accounts receivable to I Fund Experts, including the accounts receivable for all current and future receivables for your company by the Merchant. Accordingly, you must remit payment for work produced directly to I Fund Experts. This Assignment may only be rescinded through formal written notice if provided and signed by an authorized officer of I Fund Experts. Release of this Assignment cannot be provided by any party other than I Fund Experts. Payment to the Merchant or any other party after your receipt of this notice will not discharge your legal obligation, pursuant to section 9-406 of the Uniform Commercial Code to pay I Fund Experts. The Merchant will not be participating in any Quick Pay programs (even if they have previously) and all payments should be made to I Fund Experts in a normal and timely matter. All payments for work produced by this Merchant should be sent via ACH or mailed to I Fund Experts at the following address: Page 1 of 1 Notification of Assignment Attention: Accounting/Accounts Payable Dept. This letter is to inform you that the carrier named below uses I FUND EXPERTS LLC ("I Fund Experts") as its financing company. Merchant: EMMAUS MEDICAL INC Docusign Envelope ID: 62EC8948-0F72-4681-B513-2E1ADF5283F0

ADDENDUM (the “Seller”). This Addendum is entered on 09/30/2025 , by and between, I Fund Experts, LLC and Should any terms of this Addendum conflict with the Revenue Purchase Agreement dated 09/30/2025 the terms of this Addendum shall govern and be controlling. Capitalized terms used herein, but not otherwise defined, shall have the same definition as in the Revenue Purchase Agreement. Seller warrants that it understands that I Fund Experts must engage a third-party to manage the ACH withdrawals, reporting and deal tracking. For this service, Seller agrees to pay third-party a nominal fee of $249.99 per month. This amount is due on the first day of the Agreement and every subsequent thirty days until the Purchased Amount is paid in full to I Fund Experts Merchant 1 (Print Name): LEE WILLIS CHANGCHOON Date: 09/30/2025 Title: OWNER Merchant 2 (Print Name): Date: Title: EMMAUS MEDICAL INC Docusign Envelope ID: 62EC8948-0F72-4681-B513-2E1ADF5283F0

ACKNOWLEDGEMENT I, LEE WILLIS CHANGCHOON , hereby acknowledge: There has been no promise of additional capital in 30 days from funding by I FUND EXPERTS or any ISO (broker). Our policy is that merchants can seek additional capital from us when they have paid 55% of the Receipts Purchased Amount. That I FUND EXPERTS does not permit outside fees and that no one has discussed additional fees with me. The fee amount for this agreement is CONTINGENT UPON CLOSING PAPERS, which will be held back from the funding amount. There has not been and will not be any contact from Third Party debt companies regarding this Factoring Agreement dated 09/29/2025 . I, the undersigned, acknowledge that I am in agreement with these items, which are also described in detail within the pages of this document. Signature Date: 09/29/2025 I, LEE WILLIS CHANGCHOON , hereby acknowledge: I, the undersigned, acknowledge that I am in agreement with these items, which are also described in detail within the pages of this document. Signature Date: 9/30/2025 EMAIL ADDRESS: wlee@emmauslifesciences.com PRIMARY PHONE NUMBER: SECONDARY PHONE NUMBER: Docusign Envelope ID: 62EC8948-0F72-4681-B513-2E1ADF5283F0

OFFER SUMMARY – REVENUE-BASED FINANCING _4_3_0_,0__0_0_.0_0_ Bizfund $$ 286,000.00 8,938.00 week I FUND EXPERTS LL C Funding Provided $ 675,000.00 This is how much funding IFUND EXPERTS will provide. Due to deductions or payments to others, the total funds that will be provided to you directly is $ 388,075.00 For more information on what amounts will be deducted, please review the attached document “Itemization of Amount Financed.” The total funds provided directly to you, may change if the amounts needed to pay toward or satisfy other obligations changes between the preparation of this disclosure and funding. Estimated Annual Percentage Rate (APR) 226.49 % APR is the estimated cost of your financing expressed as a yearly rate. APR incorporates the amount and timing of the funding you receive, fees you pay, and the periodic payments you make. This calculation assumes your estimated average monthly income through your sales of goods and services will be $_ 1,500,000.00 _. Since your actual income may vary from our estimate, your effective APR may also vary. APR is not an interest rate. The cost of this financing is based upon fees charged by IFUND EXPER rather than interest that accrues over time. Finance Charge $ 263,250.00 This is the dollar cost of your financing. Your finance charge will not increase if you take longer to pay off what you owe. Estimated Total Payment Amount $ 938,250.00 This is the total dollar amount of payments we estimate you will make under the contract. Estimated Monthly Cost $ 208,500.00 Although you do not make payments on a monthly basis, this is our calculation of your average monthly cost based upon the payment amounts disclosed below. Estimated Payment $ 52,125.00 per WEEKLY Payment Terms Payments are tendered in daily or weekly increments, daily payments are deducted every business day, Monday through Friday and are debited from your business bank account. If the debit is scheduled Docusign Envelope ID: 62EC8948-0F72-4681-B513-2E1ADF5283F0

___ . rue Agreement for the t _________________________________ ______________ Recipient Signature Date 8 86,000.00 DocuSign Envelope ID: D38591D0-F42F-48B3-9C4C-34DD85F4A6D6 Applicable law requires this information to be provided to you to help you make an informed decision. By signing below, you are confirming that you received this information. 9/30/2025 for a bank holiday, it will be processed on the next business day, in addition to the regularly scheduled daily debit. Weekly Payments are deducted once weekly. If the scheduled day is a bank holiday it will be deducted on the next business day If the payment under the Agreement is a weekly payment, IFUND EXPERTS reserves the right to switch the payment to a daily payment in the event of the return of 2 consecutive weekly payments among any other rights and remedies under the Agreement The daily payment would be the weekly payment divided by 5 The Estimated Payment is based on 20 % of your estimated daily business receipts. This financing does not have a fixed payment schedule and there is no minimum payment amount. Upon review of information provided by recipient and the nature of the recipient’s business the Provider does not have a reasonable basis to anticipate a true-up Estimated Term WEEKLY Based upon your expected average sales revenue and purchase percentage, this is our estimate of how long it will take to collect the amounts due under the Purchase Agreement. Prepayment If you pay off the financing faster than required, you still must pay all or a portion of the finance charge up to $ 263,250.0 based upon our estimates. If you pay off the financing faster than required, you will not be required to pay additional fees. Docusign Envelope ID: 62EC8948-0F72-4681-B513-2E1ADF5283F0

(BIZFUND) 185,000.00 15,000.00 15,000.00 200,000.00 185,000.00 ITEMIZATION OF AMOUNT FINANCED 1. Amount Given Directly to You $ 388,075.00 2. Origination Fee $ 33,800.00 3. Amount paid on your behalf to third parties (3a + 3b + 3c) $ 0.00 3a. 3b. 3c. 4. Amount Paid on Your Account with IFUND EXPERTS Advance # $ 5. Amount Provided to You or on Your Behalf $ 675,000.00 6. Prepaid Finance Charges: Origination Fee $ 33,800.00 7. Amount Financed $ 388,075.00 Docusign Envelope ID: 62EC8948-0F72-4681-B513-2E1ADF5283F0